Exhibit 10.34A


                              XOMA Ireland Limited
                              Shannon Airport House
                              Shannon, County Clare
                                     Ireland


                                                                 January 5, 2001

Allergan Sales, Inc.
2525 DuPont Drive
Irvine, CA  92612

Attention:  Lester Kaplan

                      RE: Termination of License Agreement

Dear Mr. Kaplan:

     Reference is made to that certain License Agreement effective as of June 25, 1999, as amended ( the "License Agreement"). Capitalized terms used and not defined herein shall have the meanings ascribed to them in the License Agreement.

     Having received on November 13, 2000 written notice of ALLERGAN's intention to terminate the License Agreement pursuant to Section 9.4 thereof, XOMA hereby acknowledges that the License Agreement will terminate in its entirety and be of no further force and effect as of February 13, 2001, except as expressly provided therein.

     Notwithstanding either the foregoing or the last two sentences of Section
9.4 of the License Agreement, the parties agree that XOMA is and shall be entitled to use the ALLERGAN Information for any purposes in or outside the Field throughout the Territory for no additional consideration, and the License Agreement is hereby amended in order and to the extent necessary to give effect to such agreement.



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     Please acknowledge your agreement with all of the foregoing by signing below, whereupon this letter shall become a binding agreement between us.

                              Very truly yours,

                              XOMA IRELAND LIMITED


                              s/s Alan Kane
                              -----------------------------------------
                              Alan Kane, Director,
                              duly authorized on behalf of XOMA Ireland in the presence of:

                              Witness:


                              /s/ P.J. Daly, Director

ACKNOWLEDGED and AGREED
as of the date first above written

ALLERGAN SALES, INC.


By:   /s/ Lester Kaplan
      ----------------------------
      Name:
      Title:

cc:   General Counsel, Allergan Sales, Inc.